UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2020

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PROTEO, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-30728	90-0019065
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2102 Business Center Drive, Irvine, California 92612

(Address of Principal Executive Offices) (Zip Code)

(949) 253-4155

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

As previously announced in a Current Report on Form 8-K filed on July 10, 2020 with the U.S. Securities and Exchange Commission (the “SEC”), at a special meeting of stockholders of Proteo, Inc. (the “Company”) held on July 9, 2020, the Company’s stockholders approved an amendment to the Company’s Articles of Incorporation (the “Certificate of Amendment”) to effect a 1-for-2,000 reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”). On July 17, 2020, the Company filed the Certificate of Amendment with the Nevada Secretary of State, which will become effective at 12:01 a.m., Eastern Time, on July 22, 2020 (the “Effective Time”).

At the Effective Time, each 2,000 shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock. No fractional shares shall be issued in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive fractional share interests of Common Stock as a result of the reverse stock split shall be entitled to receive, in lieu of such fractional share interests, a cash payment as described in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 26, 2020 (the “Proxy Statement”). The number of authorized shares of Common Stock will not change.

Commencing on July 22, 2020, trading of the Common Stock will continue on the Pink Open Market on a reverse stock split-adjusted basis. The Company’s trading symbol will remain “PTEO.” The new CUSIP number for the Common Stock following the reverse stock split is 74369R 308.

Following the effectiveness of the reverse stock split, the Company expects to have fewer than 500 stockholders of record, thereby allowing the Company to deregister its Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and avoid the costs associated with being a public reporting company. The Company intends to then promptly file a Form 15 with the SEC to deregister the Common Stock under the Exchange Act. Upon filing of the Form 15, the Company’s obligation to file certain reports with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended. The Company expects that the deregistration will become effective 90 days after the date of filing of the Form 15 with the SEC.

The foregoing is only a brief description of the terms of the Certificate of Amendment, does not purport to be a complete description of the Certificate of Amendment, and is qualified in its entirety by reference to the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

For a more detailed discussion of the reverse stock split, please see the Proxy Statement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation of Proteo, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Proteo, Inc.

By	/s/ Oliver Wiedow
Name: Oliver Wiedow Title: Chief Executive Officer and Chief Financial Officer

Date:  July 20, 2020

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